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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated June 23, 1995 included in this Form 11-K, into the Company's previously filed Form S-8 Registration Statement File No. 33-42776.




                             ARTHUR ANDERSEN LLP



New York, New York
June 28, 1995